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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): AUGUST 27, 2004
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                          MICROTEL INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                     1-10346                    77-0226211
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(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
    of Incorporation)                                        Identification No.)

            9485 HAVEN AVENUE, SUITE 100, RANCHO CUCAMONGA, CA 91730
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              (Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code:  (909) 987-9220
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   [ ] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01.  OTHER EVENTS

         MicroTel International Inc. is preparing to hold its 2004 annual meeting of stockholders at 11:00 a.m. on October 19, 2004 at MicroTel's headquarters located at 9485 Haven Avenue, Suite 100, Rancho Cucamonga, California 91730. All holders of record of MicroTel's common stock outstanding as of the close of business on September 10, 2004 will be entitled to vote at the annual meeting. Because the MicroTel did not hold a public annual stockholders' meeting during its last fiscal year, MicroTel desires to inform its stockholders of the deadlines for stockholder proposals to be discussed and voted upon at the 2004 annual meeting.

         Proposals by stockholders that are intended for inclusion in MicroTel's proxy statement and proxy and to be presented at MicroTel's 2004 annual meeting must be delivered to MicroTel's chief financial officer at MicroTel's headquarters by September 3, 2004 in order to be considered for inclusion in MicroTel's proxy materials. Those proposals may be included in MicroTel's proxy materials if they comply with the rules and regulations of the Securities and Exchange Commission governing stockholder proposals.

         For all other proposals by stockholders to be timely, a stockholder's notice must be delivered to, or mailed and received at, MicroTel's headquarters not later than September 3, 2004. If a stockholder fails to notify MicroTel of any such proposal prior to that date, MicroTel's management will be allowed to use its discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting, without any discussion of the matter in MicroTel's proxy statement.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 27, 2004

                                  MICROTEL INTERNATIONAL INC.

                                  By: /s/ RANDOLPH D. FOOTE
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                                      Randolph D. Foote, Chief Financial Officer